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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                                 July 13, 2001




                              WEBVAN GROUP, INC.

    ----------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



            000-27541                                        77-0446411
--------------------------------                 -------------------------------
     (Commission File No.)                        (IRS Employer Identification
                                                             Number)


                              310 Lakeside Drive
                         Foster City, California 94404
             -----------------------------------------------------
                   (Address of principal executive offices)



                                (650) 627-3000
             -----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 3.    Bankruptcy.
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     On July 13, 2001, Webvan Group, Inc. (the "Company"), along with its subsidiaries, Webvan-Bay Area, Inc., Webvan Operations, Inc., and HomeGrocer.com, Inc. (collectively, the "Subsidiaries"), filed voluntary petitions for Chapter 11 bankruptcy protection in the United Stated Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). These cases have been assigned to the Honorable Joseph J. Fornan and will be jointly administered under case number 01-2404. No trustee, receiver or examiner has been appointed, and the Company and the Subsidiaries will act as a debtors-in-possession while being subject to the supervision and orders of the Bankruptcy Court. The Company and the Subsidiaries intend to proceed with a structured sale of substantially all of their businesses and assets.


Item 7.    Exhibits.
           --------

           None.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Webvan Group, Inc.


Dated:  July 27, 2001               By:  /s/ Monica Johnson
                                         -----------------------------

                                         Monica Johnson
                                         Chief Financial Officer

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